EXHIBIT 32.0


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of TIS Mortgage Investment Company on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission, the undersigned in the capacity and on the date indicated, below, hereby certifies pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     1. the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 11, 2003           By: /s/ Lorraine O. Legg
                                      -------------------------------
                                      Lorraine O. Legg, President and
                                      Chief Executive Officer


Date: November 11, 2003           By: /s/ John E. Castello
                                      -------------------------------
                                      John E. Castello, Executive Vice President
                                      and Chief Financial Officer









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